UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2014

Commission File Number: 000-23575

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	77-0446957
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Today, the Company announced the results of its recent completed Debenture redemption call notice, which was effective as of the close of business March 10, 2014.  On August 9, 2010, the Company completed an offering of $8,085,000 of convertible subordinated debentures.  Prior to maturity or redemption, the Debentures were eligible to be converted into the Company’s common stock.  As of December 31, 2013, the Debenture balance was $1,442,000.  In 2014 and on or prior to March 10, 2014, $1,405,000 of Debentures was converted into common stock and $37,000 of Debentures’ principal was redeemed, leaving a $0 balance.  As of March 10, 2014, the Company had 8,183,655 common shares outstanding.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2014

COMMUNITY WEST BANCSHARES

By:	/s/Charles G. Baltuskonis
Charles G. Baltuskonis
Executive Vice President and
Chief Financial Officer